UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2022

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Item 4.01	Changes in Registrant's Certifying Accountant.

(a) Dismissal of Previous Independent Registered Public Accounting Firm

On November 21, 2022, SouthState Corporation (the “Company”) announced the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the dismissal of its current independent registered public accounting firm, FORVIS, LLP (“FORVIS”). FORVIS will complete its current engagement for the fiscal year ending December 31, 2022, including the audit of the Company’s consolidated financial statements for such fiscal year, and such other audits as outlined under the 2022 audit plan and such engagement will be complete and FORVIS dismissed as of the completion of those audit engagements.

The reports of FORVIS (formerly, Dixon Hughes Goodman LLP) on the Company's consolidated financial statements for the fiscal years ended December 31, 2020, and December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent interim period from January 1, 2022 through November 21, 2022, there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with FORVIS on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of FORVIS, would have caused FORVIS to make reference thereto in its reports on the consolidated financial statements for such years.

During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent interim period from January 1, 2022 through November 21, 2022, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided FORVIS with a copy of the disclosure it is making herein in response to Item 304(a) of Regulation S-K and requested that FORVIS furnish the Company with a copy of its letter addressed to the Securities and Exchange Commission (the “SEC”), pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not FORVIS agrees with the statements made by the Company in this report. A copy of FORVIS's letter to the SEC dated November 21, 2022, is attached as Exhibit 16.1 to this report.

(b) Appointment of New Independent Registered Public Accounting Firm

On November 21, 2022, the Company announced the Audit Committee approved the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2023, subject to the completion of EY’s standard client acceptance procedures.

During the fiscal years ended December 31, 2020, and December 31, 2021, and the subsequent interim period from January 1, 2022 through November 21, 2022, neither the Company, nor anyone on its behalf, consulted EY regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of the Company, and no written report or oral advice was provided to the Company by EY that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a "disagreement" (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. In most cases, documents incorporated by reference to exhibits that have been filed with our reports or proxy statements under the Securities Exchange Act of 1934 are available to the public over the Internet from the SEC’s web site at www.sec.gov. You may also read and copy any such document at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549 under our SEC file number (001-12669).

Exhibit No.	Description of Exhibit	Incorporated by Reference
		Form	Commission File No.	Exhibit	Filing Date	Filed Herewith

16.1	Letter from FORVIS, LLP, dated November 21, 2022					X

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)					X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ JOHN C. CORBETT
JOHN C. CORBETT
Chief Executive Officer

Dated: November 21, 2022

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